SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  May 28, 1998


                          LONG ISLAND LIGHTING COMPANY
             (Exact name of registrant as specified in its charter)




         NEW YORK                           1-3571                 11-1019782
(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)



                    333 EARLE OVINGTON BOULEVARD, SUITE 403,
                            UNIONDALE, NEW YORK 11553
                    (Address of principal executive offices)

                                 (516)-222-7700
               Registrant's telephone number, including area code


              175 EAST OLD COUNTRY ROAD, HICKSVILLE, NEW YORK 11801 Former Name or Former Address, if Changed Since Last Report

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           On May 28, 1998, LIPA Acquisition Corp., a wholly-owned subsidiary of Long Island Power Authority ("LIPA"), was merged with and into Long Island Lighting Company (the "Merger") pursuant to the Agreement and Plan of Merger, dated as of June 26, 1997, by and among MarketSpan Corporation (formerly known as BL Holding Corp., "MarketSpan"), Long Island Lighting Company (the "Company"), LIPA and LIPA Acquisition Corp., (the "Merger Agreement"). As a result of the Merger, LIPA became the holder of 100 shares of the Company's common stock, representing 100% of the outstanding voting securities of the Company. The former holders of the Company's common stock, which was widely held by the public, became entitled to receive a pro-rata share of (i) cash consideration of $2,497,500,000 and (ii) 3,440,625 shares of the common stock of MarketSpan, which were received by the Company in exchange for certain assets of the Company transferred to subsidiaries of MarketSpan. Pursuant to the Merger Agreement, the former holders of the Company's common stock (other than holders of dissenting shares) were deemed to have subscribed for additional shares of the common stock of MarketSpan, with an aggregate purchase price equal to the cash consideration. In order to effect the Merger, it was necessary to (i) retire all shares of the Company's preferred stock, whether by conversion, redemption or cancellation, and (ii) redeem certain of the Company's bonds, for an additional cost to LIPA of approximately $1,556,900,000. The cash consideration required for the Merger was obtained by LIPA from the proceeds of the issuance and sale of its Electric System General Revenue Bonds, Series 1998A and Electric System Subordinated Revenue Bonds, Series 1 through Series 6.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           Pursuant to the Merger Agreement, on May 28, 1998, immediately prior to the Merger, all of the assets of the Company employed in the conduct of its gas distribution business and its non-nuclear electric generation business, and all common assets used by the Company in the operation and management of its electric transmission and distribution business and its gas distribution business and/or its non-nuclear electric generation business (the "Transferred Assets") were sold to MarketSpan and transferred to the following wholly-owned subsidiaries of MarketSpan (the "Transferee Subsidiaries") at MarketSpan's direction: MarketSpan Gas Corporation (d/b/a Brooklyn Union), MarketSpan Trading Services LLC, MarketSpan Generation LLC, MarketSpan Corporate Services LLC, MarketSpan Utility Services LLC, and MarketSpan Electric Services LLC, each a New York corporation or limited liability company, and MarketSpan Finance Corporation, a Vermont corporation (the "Transfer"). The consideration for the Transferred Assets consisted of (i) 3,440,625 shares of the common stock of MarketSpan Corporation, (ii) 553,000 shares of the Series B Preferred Stock of MarketSpan and (iii) 197,000 shares of the Series C Preferred Stock of MarketSpan. The value of the consideration was determined by MarketSpan and the Company to be equal to the net fair market value of the Transferred Assets. The Transfer was effected by a Bill of Sale, dated as of May 28, 1998, made and executed by the Company and acknowledged by MarketSpan. At the time of the Transfer, William J. Catacosinos was a director of both the Company and MarketSpan, and the following individuals held the respective offices set forth opposite their names at both the Company and MarketSpan:

Name                             Office
----                            -------
Leonard P. Novello     Senior Vice President and General Counsel
Joseph E. Fontana      Vice President, Controller and Chief Accounting Officer
Kathleen A. Marion     Vice President and Secretary

In addition, at the time of the Transfer, James T. Flynn was Chief Operating Officer and President of the Company and Executive Vice President of MarketSpan.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (b)      Pro Forma Financial Information.

                               Pro forma financial information reflecting the disposition of the Transferred Assets and the acquisition by LIPA of 100% of the common stock of the Company.

           (c)       Exhibits.

                     2.1 Agreement and Plan of Merger, dated as of June 26, 1997, by and among MarketSpan Corporation (formerly known as BL Holding Corp.), the Company, Long Island Power Authority and LIPA Acquisition Corp. (incorporated herein by reference to the Form 8-K filed by the Company on July 3, 1997).

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  LONG ISLAND LIGHTING COMPANY


                                                  By: /s/ David P. Warren
                                                  ------------------------------
                                                  Name: David P. Warren
                                                  Title: Chief Financial Officer




Dated:  June 12, 1998

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma financial information reflects adjustments to the historical financial statements of the Long Island Lighting Company (LILCO or Company) to give effect to the sale on May 28, 1998 of the gas, fossil generation and common net assets of LILCO to MarketSpan (the Disposal) and the subsequent purchase of 100% of the common stock of LILCO by the Long Island Power Authority (LIPA) (the Acquisition). In connection with this transaction, the principal assets acquired by LIPA through its stock acquisition of LILCO include the electric transmission and distribution system, LILCO's 18% interest in Nine Mile Point 2 nuclear power station, certain of LILCO's regulatory assets associated with its electric business and an allocation of accounts receivable and other assets. The principal liabilities assumed by LIPA include LILCO's regulatory liabilities associated with its electric business, LILCO's long-term debt and an allocation of accounts payable, accrued expenses, customer deposits, other deferred credits and claims.

The unaudited pro forma balance sheet at March 31, 1998 gives effect to the Disposal as if it had occurred at March 31, 1998. The unaudited pro forma income statements for the years ended December 31, 1995 and 1996 and three months ended March 31, 1997 give retroactive effect to the discontinuance of the gas business segment in accordance with the provisions of Accounting Principles Board Opinion No. 30, "Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" (APB
30) . The unaudited consolidated income statement for the year ended March 31, 1998 gives effect to the Disposal as if it had occurred on April 1, 1997.

The unaudited pro forma financial statements as of and for the year ended March 31, 1998 gives effect to the Acquisition and the change in the regulatory oversight of LILCO from the New York State Public Service Commission (NYPSC) to LIPA as if it had occurred at March 31, 1998 and at the beginning of the period presented, respectively. These statements are prepared on the basis of accounting for the Acquisition under the purchase method of accounting reflecting the push down of LIPA's basis in the net assets to LILCO and are based on the assumptions set forth in the notes thereto.

The following pro forma financial information has been prepared from and should be read in conjunction with the historical financial statements and related notes thereto of the Company. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Disposal and Acquisition been consummated on the date or at the beginning of the period for which the Disposal and Acquisition are being given effect nor is it necessarily indicative of future operating results or financial position.

                          Long Island Lighting Company
                         Pro Forma Statements of Income
                                  (in millions)

                                                          For the          For the            For the
                                                          three months     twelve months      twelve months
                                                          ended            ended              ended
                                                          March 31, 1997   December 31, 1996  December 31, 1995
                                                          --------------   -----------------  -----------------

                                                          -----------------------------------------------------
Electric Revenues                                                 $557.8            $2,466.4           $2,484.0
                                                          -----------------------------------------------------
Operating Expenses
Operations-fuel and purchased power                                165.2               640.6              570.8
Operations- other                                                   66.0               287.1              290.4
Maintenance                                                         24.9                99.2              108.7
Depreciation and amortization                                       32.0               128.5              122.0
Base financial component amortization                               25.2               101.0              101.0
Rate moderation component amortization                               5.9               (24.2)              21.9
Regulatory liability component amortization                        (19.8)              (79.3)             (79.4)
1989 Settlement credits amortization                                (2.3)               (9.2)              (9.2)
Other regulatory amortization                                       10.1               109.5              155.6
Operating taxes                                                     92.4               390.9              375.2
Federal income tax- current                                         23.4                42.2               14.6
Federal income tax- deferred and other                               6.5               138.3              168.3
                                                          -----------------------------------------------------
   Total Operating Expenses                                        429.5             1,824.6            1,839.9
                                                          -----------------------------------------------------
   Operating Income                                                128.3               641.8              644.1
                                                          -----------------------------------------------------

Other Income and (Deductions)
Rate moderation component carrying charges                           5.9                25.3               25.3
Other income and deductions, net                                    (0.2)               14.2               30.8
Class Settlement                                                    (4.5)              (20.8)             (21.7)
Allowance for other funds used during construction                   0.6                 1.6                1.6
Federal income tax- deferred and other                               1.1                 1.4                2.7
                                                          -----------------------------------------------------
   Total Other Income and (Deductions)                               2.9                21.7               38.7
                                                          -----------------------------------------------------
   Income From Continuing Operations Before Interest Charges       131.2               663.5              682.8
                                                          -----------------------------------------------------

Interest Charges
Interest on long-term debt and other interest                       93.0               395.7              420.6
Allowance for borrowed funds used during construction               (0.9)               (3.3)              (3.7)
                                                          -----------------------------------------------------
   Total Interest Charges                                           92.1               392.4              416.9
                                                          -----------------------------------------------------

     Income from Continuing Operations                              39.1               271.1              265.9

Income from Discontinued Operations                                 48.6                45.3               37.3
                                                          -----------------------------------------------------

     Net Income                                                     87.7               316.4              303.2

Preferred stock dividend requirements                               13.0                52.2               52.6
                                                          -----------------------------------------------------
      Earnings for Common Stock                                    $74.7              $264.2             $250.6
                                                          =====================================================

       See Accompanying Notes to Unaudited Pro Forma Financial Statements


                          Long Island Lighting Company
                        Pro Forma Statement of Operations
                  For the Twelve Months Ended March 31, 1998
                                  (in millions)


                                                         Restated    Disposition      Pro-forma      Pro-forma
                                                         LILCO       Adjustments(1)   Adjustments    LILCO
                                                         -----------------------------------------------------
Electric Revenues                                        $2,478.4                    ($518.0)(3)     $1,960.4
                                                         -----------------------------------------------------

Operating Expenses
Operations-fuel and purchased power                         658.3                        1.5 (11)       659.8
Operations- Other                                           310.5                       27.9 (11)       338.4
Maintenance                                                  93.3                                        93.3
Depreciation and Amortization                               131.1                      119.0 (5)        250.1
Base financial component amortization                       101.0                     (101.0)(3)
Rate moderation component amortization                      (35.1)                      35.1 (3)
Regulatory liability component amortization                 (79.3)                      79.3 (3)
1989 Settlement credits amortization                         (9.2)                       9.2 (3)
Other regulatory amortization                                36.1                      (36.1)(3)
Operating taxes                                             388.6                      (22.1)(3)        366.5
Federal income tax- current                                  76.9                      (76.9)(4)
Federal income tax- deferred and other                      133.5                     (133.5)(4)
                                                         -----------------------------------------------------
   Total Operating Expenses                               1,805.7                      (97.6)          1,708.1
                                                         -----------------------------------------------------
   Operating Income                                         672.7                     (420.4)            252.3
                                                         -----------------------------------------------------

Other Income and (Deductions)
Rate Moderation component carrying charges                   23.6                      (23.6)(3)
Other income and deductions, net                            (13.7)(13)                                   (13.7)
Class Settlement                                            (15.6)          15.6
Allowance for other funds used during construction            2.7                                          2.7
Interest Income                                                                         67.1 (9)          67.1
Federal income tax- current                                   0.6                       (0.6)(4)
Federal income tax- deferred and other                        3.3                       (3.3)(4)
                                                         -----------------------------------------------------
   Total Other Income and (Deductions)                        0.9           15.6        39.6              56.1
                                                         -----------------------------------------------------
   Income From Continuing Operations Before
     Interest Charges                                       673.6           15.6      (380.8)            308.4
                                                         -----------------------------------------------------

Interest Charges
Interest on long-term debt and other interest               409.1                      191.4 (10)        600.5
Allowance for borrowed funds used during construction        (3.8)                                        (3.8)
                                                         -----------------------------------------------------
   Total Interest Charges                                   405.3                      191.4             596.7
                                                         -----------------------------------------------------

     Income from continuing operations                      268.3           15.6      (572.2)           (288.3)

Income from Discontinued Operations                          93.9                      (93.9)(1)
                                                         -----------------------------------------------------

     Net Income (Loss)                                      362.2           15.6      (666.1)           (288.3)

Preferred stock dividend requirements                        51.8                      (51.8)(8)
                                                         -----------------------------------------------------
      Earnings (Loss) for Common Stock                     $310.4          $15.6     ($614.3)          ($288.3)

       See Accompanying Notes to Unaudited Pro Forma Financial Statements

                          Long Island Lighting Company
                   Unaudited Pro Forma Condensed Balance Sheet
                                 March 31, 1998
                                  (in millions)


                                              Historical   Disposition       NEW        Pro-forma       Pro-forma
                                              LILCO        Adjustments (2)   LILCO      adjustments     LILCO
                                              ----------   ---------------   -----      -----------     ---------
Assets
Utility Plant:
Electric
     Generation                                 $1,965.1     ($1,077.3)        $887.8                      $887.8
     Nuclear & Nuclear Fuel                         18.1                         18.1                        18.1
     Transmission & Distribution                 2,066.5         (24.9)       2,041.6                     2,041.6
Gas                                              1,233.3      (1,233.3)
Common & General                                   290.2        (290.2)
Construction Work in Progress                      118.7         (77.6)          41.1                        41.1
                                              ----------   ---------------   --------   -----------     ---------
                                                 5,691.9      (2,703.3)       2,988.6                     2,988.6
Less: Accumulated Depreciation                  (1,877.8)        925.5         (952.3)                     (952.3)
                                              ----------   ---------------   --------   -----------     ---------
Total Net Utility Plant                          3,814.1      (1,777.8)       2,036.3                     2,036.3
                                              ----------   ---------------   --------   -----------     ---------
Regulatory Assets
Base Financial Component                         3,155.3                      3,155.3   ($3,155.3)(3)
Rate Moderation Component                          434.0                        434.0      (434.0)(3)
Shoreham - post settlement costs                 1,005.3                      1,005.3    (1,005.3)(3)
Shoreham nuclear fuel                               66.5                         66.5       (66.5)(3)
Unamortized cost of issuing securities             160.0         (2.9)          157.1      (157.1)(3)
Post-retirement benefits other than pensions       340.1       (340.1)
Regulatory tax assets                            1,737.9        (21.0)        1,716.9    (1,716.9)(3)
Other                                              192.8        (87.1)          105.7      (105.7)(3)
                                              ----------   ---------------   --------   -----------     ---------
Total Regulatory Assets                          7,091.9       (451.1)        6,640.8    (6,640.8)
                                              ----------   ---------------   --------   -----------     ---------
Other Long-term Investments
Non Utility Property and Other Investments          50.8        (32.9)          17.9                         17.9
Investment in MarketSpan                                        236.6          236.6       (236.6)(6)(7)
Promissory Notes                                              1,087.0        1,087.0       (100.0)(12)      987.0
                                              ----------   ---------------   --------   -----------     ---------
Total Long-term Investments                         50.8      1,290.7        1,341.5       (336.6)        1,004.9
                                              ----------   ---------------   --------   -----------     ---------
Current Assets
Cash and cash equivalents                          180.9       (180.9)                      110.2(7)(8)     110.2
Special Deposits                                    95.8        (95.5)           0.3                          0.3
Accounts receivable & accrued revenues             466.1       (137.5)         328.6                        328.6
Material & supplies at average cost                 54.9        (54.9)
Fuel oil at average cost                            32.1        (32.1)
Gas in Storage at average cost                      14.6        (14.6)
Pre-payments and other current assets               13.8        (10.8)           3.0                          3.0
                                              ----------   ---------------   --------   -----------     ---------
Total Current Assets                               858.2       (526.3)         331.9        110.2           442.1
                                              ----------   ---------------   --------   -----------     ---------

                                              ----------   ---------------   --------   -----------     ---------
Designated Funds                                                                            318.5 (8)       318.5
                                              ----------   ---------------   --------   -----------     ---------

Deferred Charges
Unamortized cost of issuing securities              42.7        (9.0)           33.7         22.7(5)(8)      56.4
Other                                               43.0       (29.0)           14.0                         14.0
                                              ----------   ---------------   --------   -----------     ---------
Total Deferred Charges                              85.7       (38.0)           47.7         22.7            70.4
                                              ----------   ---------------   --------   -----------     ---------

Acquisition Adjustment                                                                    4,164.3 (5)     4,164.3
                                                                                        -----------     ---------
                                              ----------   ---------------   --------   -----------     ---------
Total Assets                                   $11,900.7   ($1,502.5)       $10,398.2   ($2,361.7)       $8,036.5
                                              ==========   ===============   ========   ===========     =========

       See Accompanying Notes to Unaudited Pro Forma Financial Statements

                          Long Island Lighting Company
                   Unaudited Pro Forma Condensed Balance Sheet
                                 March 31, 1998
                                  (in millions)


                                              Historical   Disposition       NEW        Pro-forma            Pro-forma
                                              LILCO        Adjustments (2)   LILCO      adjustments          LILCO
                                              ----------   ---------------   -----      -----------          ---------
Capitalization & Liabilities
Capitalization
Long term debt including current maturities     $4,483.0                     $4,483.0   ($1,553.0)(5)(8)(12)  $2,930.0
Parent Company Debt                                                                       4,949.5 (8)          4,949.5
Preferred Stock                                    702.0      ($362.9)          339.1      (339.1)(8)
Common shareholder's equity                      2,662.4                      2,662.4    (2,662.4)(6)
                                              ----------   ---------------   --------   -----------          ---------
Total Capitalization                             7,847.4       (362.9)        7,484.5       395.0              7,879.5
                                              ----------   ---------------   --------   -----------          ---------
Regulatory Liabilities
Regulatory liability component                      99.2                         99.2       (99.2)(3)
1989 Settlement credits                             59.4                         59.4       (59.4)(3)
Regulatory tax liability                            78.9         0.6             79.5       (79.5)(3)
Other                                              151.9       (24.9)           127.0      (127.0)(3)
                                              ----------   ---------------   --------   -----------          ---------
Total Regulatory Liabilities                       389.4       (24.3)           365        (365.1)
                                              ----------   ---------------   --------   -----------          ---------
Current Liabilities
Accounts payable and accrued expenses              228.6      (126.9)           101.7        13.0 (8)            114.7
LRPP payable                                        30.1                         30.1       (30.1)(3)
Accrued taxes                                       34.8       (34.8)
Accrued interest                                   146.6      (146.6)
Dividends payable                                   58.7       (58.7)
Class settlement                                    60.0       (60.0)
Customer deposits                                   28.6        (6.0)            22.6                             22.6
                                              ----------   ---------------   --------   -----------          ---------
Total Current Liabilities                          587.4      (433.0)           154.4       (17.1)               137.3
                                              ----------   ---------------   --------   -----------          ---------
Deferred Credits
Class settlement                                    46.9       (46.9)
Deferred federal income taxes                    2,539.4      (162.3)         2,377.1    (2,377.1)(4)
Other                                               22.5        (2.8)            19.7                             19.7
                                              ----------   ---------------   --------   -----------          ---------
Total Deferred Credits                           2,608.8      (212.0)         2,396.8    (2,377.1)                19.7
                                              ----------   ---------------   --------   -----------          ---------
Operating Reseves
Pensions and other postretirement benefits         401.4      (401.4)
Claims and damages                                  66.3       (68.9)            (2.6)        2.6 (3)
                                              ----------   ---------------   --------   -----------          ---------
Total Operating Reserves                           467.7      (470.3)            (2.6)        2.6
                                              ----------   ---------------   --------   -----------          ---------
Total Capitalization & Liabilities             $11,900.7   ($1,502.5)       $10,398.2   ($2,361.7)            $8,036.5
                                              ----------   ---------------   --------   -----------          ---------

       See Accompanying Notes to Unaudited Pro Forma Financial Statements

NOTES TO UNAUDITED PRO FORMA  FINANCIAL STATEMENTS

1. The historical income statements have been restated to reflect the gas business as a discontinued operation in accordance with the provisions of APB 30. In fiscal 1998, interest expense has not been allocated to discontinued operations. A pro forma adjustment was recorded in the unaudited pro forma income statement for the twelve months ended March 31, 1998 to eliminate the discontinued operations.

2. The "Disposition Adjustments" column in the unaudited pro forma balance sheet represent the adjustments necessary to reflect the Disposal of the gas, fossil generation and common net assets in exchange for the Promissory Note and Common and Preferred Stock of MarketSpan. The adjustments are based upon an estimated disaggregation of LILCO's balance sheet, and are subject to adjustment pursuant to the terms of the Agreement and Plan of Merger. No adjustments were made to Depreciation and Operating Taxes to reflect the disposition of the fossil generation and common assets because these costs will be replaced with costs to be incurred under contracts for the use of such assets.

3. As a result of the transaction, the NYPSC will no longer have regulatory oversight of LILCO with respect to the determination of its rates and charges. Rates and charges for LILCO will be determined by LIPA. Pro forma adjustments have been made to eliminate the regulatory assets and liabilities and the related amortization established by the NYPSC and give effect to the 20.9% average system wide rate reduction approved and implemented by LIPA effective May 29, 1998 on revenues and revenue related taxes.

4. As a wholly owned subsidiary of LIPA, a tax-exempt state authority, LILCO will be exempt from Federal income tax. Pro forma adjustments have been made to eliminate deferred federal income tax assets and liabilities and federal income tax expense.

5.    To  reflect  the push  down of LIPA's  basis in the  assets  acquired  and liabilities assumed. Because of the manner in which LILCO's rate and charges are established by LIPA, the original net book value of the transmission and distribution and nuclear assets is considered to be their fair value. The excess of the acquisition costs over the fair value of the net assets acquired is recognized as an intangible asset titled
      "acquisition adjustment." The acquisition adjustment is assumed to be amortized over 35 years.

6. To reflect the use of a portion of the MarketSpan stock as a portion of the consideration paid by LIPA to LILCO shareholders for the common stock of LILCO.

7. To reflect the private placement of $75 million of the MarketSpan Preferred Stock on May 28, 1998.

8. To reflect the contribution by LIPA to LILCO of cash of $2,318.1 million to a) redeem LILCO preferred stock , b) establish certain restricted funds, c) refinance certain LILCO debt of $1,625.3 million and d) use for general funds in exchange for a Note to Parent of $4,949.5 million.

9. To recognize interest income on the Promissory Note of $1,087.0 million received from MarketSpan in exchange for the gas, fossil generation and common net assets.

10    To recognize interest expense on the $4,949.5 million Note to Parent.

11. To give effect to the allocation of Parent company employee and overhead costs to LILCO, together with the incremental costs of certain contracts entered into by LILCO for the operation of its assets.

12. To give effect to the redemption on April 15, 1998 of $100 million of Debentures.

13. Other Income and (Deductions) for the twelve months ended March 31, 1998 includes non-recurring charges of $31 million with respect to certain benefits earned by LILCO's officers.